UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 26, 2007
Date of earliest event reported: October 25, 2007

CAB-TIVE ADVERTISING, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-1381192 (Commission File Number)		20-5609647 (IRS Employer Identification No.)
1800 Century Park East, Suite 600 Los Angeles, CA 90067 (Address of Principal Executive Offices and zip code)

(310) 556-0025
(Registrant's telephone
number, including area code)

2921 N. Tenaya Way, Suite 211
Las Vegas, Nevada 89128
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Biogold Fuels Corp. (“Biogold Fuels”) and Cab-Tive Advertising, Inc.’s (“Cab-Tive”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Biogold Fuels and Cab-Tive’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Biogold Fuels and Cab-Tive’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Cab-Tive undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2007, Cab-Tive Advertising, Inc., a Nevada corporation (“Cab-Tive”), completed a merger (the “Merger”) with Biogold Fuels Corporation, a Nevada corporation (“Biogold Fuels”). The Merger was effected pursuant to the terms of an Agreement and Plan of Merger (“Merger Agreement”), entered into on October 25, 2007, by and among Cab-Tive, Biogold Fuels and Cab-Tive Acquisition, Inc. a newly formed Nevada corporation and wholly-owned subsidiary of Cab-Tive (“Subsidiary”). Pursuant to the terms of the Merger Agreement, the Subsidiary was merged with and into Biogold Fuels, with Biogold Fuels as the surviving entity. Biogold Fuels will continue its business under the name Biogold Fuels Corporation as a subsidiary of Cab-Tive and will retain its Certificate of Incorporation and Bylaws. The officers and directors of Biogold Fuels prior to the Merger will remain the officers and directors of Biogold Fuels after the Merger. Following the Merger, the separate existence of Subsidiary ceased. Unless the context otherwise requires, “Company,” “we,” “our,” or “us” shall refer to Cab-Tive and Biogold Fuels on a combined basis.

Pursuant to the terms of the Merger Agreement, Cab-Tive acquired the majority of the outstanding shares of Common Stock of Biogold Fuels (“Biogold Fuels Common Stock”) for shares of Common Stock of Cap-Tive, par value $0.001 per share of Cab-Tive (“Cap-Tive Common Stock”). At or after the closing of the Merger (“Closing”), in exchange for the Biogold Fuels Common Stock, Cab-Tive will issue to the stockholders of Biogold Fuels (“Biogold Fuels Stockholders”) up to 80,800,000 shares of Cab-Tive Common Stock. Each outstanding share of Biogold Fuels Common Stock will be converted into the right to receive 1.5278616636 shares of Cab-Tive Common Stock and each outstanding option and warrant to purchase one (1) share of Biogold Fuels Common Stock will be assumed by Cab-Tive and was converted into an option or warrant to purchase 1.5278616636 shares of Cab-Tive Common Stock (with the exercise price being adjusted accordingly).

Prior to the Closing, Biogold Fuels had Common Stock, options and warrants issued and outstanding as follows:

•	52,884,369 shares of Common Stock.

•	Options to purchase 750,000 shares of Common Stock at exercise price of $0.35 per share.

•	Warrants to purchase 1,803,000 shares of Common Stock at exercise prices ranging from $0.01 to $1.00 per share.

Accordingly, after the Closing, and assuming no Biogold Fuels Stockholder elects dissenter’s rights, the Biogold Fuels Stockholders will own 80,800,000 shares of Cab-Tive Common Stock and the current Cab-Tive stockholders owned 20,200,000 shares of Cab-Tive’s Common Stock. On a percentage basis, the Biogold Fuels stockholders own approximately 80% of the total outstanding shares of Cab-Tive’s Common Stock, and the current Cab-Tive stockholders own approximately 20% of the total outstanding shares of Cab-Tive’s Common Stock.

The ownership interests of the Biogold Fuels stockholders and the current Cab-Tive stockholders will be subject to dilution upon exercise, if any, of the outstanding Biogold Fuels options and warrants that were assumed by Cab-Tive in connection with the Merger. Accordingly, on a fully diluted basis, after the exercise of all outstanding options and warrants, the holders of Biogold Fuels’s Common Stock will own approximately 83% of Cab-Tive’s Common Stock, and the current Cab-Tive stockholders will own approximately 17% of the Cab-Tive’s Common Stock. Accordingly, the Biogold Fuels stockholders have approximately 80% of the total combined voting power of all classes of Cab-Tive stock entitled to vote.

Effective as of the Closing, (i) Brian Blaszczak Cab-Tive’s current President, Treasurer, and Secretary, resigned such positions; however, he will remain a director of the Company, and (ii) the following were appointed as directors and officers:

•	Steve Racoosin, CEO and Director

•	Chris Barsness, CFO and Secretary

Cab-Tive plans to promptly seek approval from its stockholders to elect such other persons to the Board of Directors that may be designated by the Directors and change Cab-Tive’s corporate name to Biogold Fuels Corporation (collectively the “Actions”).

The issuance of the Cap-Tive Common Stock to the Biogold Fuels Stockholders was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2).

Except for the Merger Agreement and the transactions contemplated by that agreement, neither Cab-Tive, nor its directors and officers, had any material relationships with Biogold Fuels, its officers, directors or principal stockholders.

Cab-Tive and Biogold Fuels are headquartered in Los Angeles, California and will continue to trade under the Cab-Tive name and ticker symbol until the completion of the corporate name change to Biogold Fuels Corporation and the other Actions.

BUSINESS OF CAB-TIVE

Prior to the Closing, Cab-Tive was a developmental stage company with nominal assets and whose principal business objective was to quality advertising to a captive audience in taxicabs, people movers, buses, trains, ferries, limousines, airplanes, and monorails.

BUSINESS OF BIOGOLD FUELS

Biogold Fuels Corporation (“Biogold Fuels”) was formed as a Nevada corporation on March 26, 2007 as a result of the merger of Biogold Fuels Corporation, and Full Circle Industries, Inc., Nevada corporation. Biogold Fuels’ plan is to construct fuel production facilities using certain proprietary technologies and processes to produce synthetic diesel fuels. Biogold Fuels is developing and/or licensing a lower-cost, higher output system for the production of synthetic diesel motor fuel that is derived from municipal solid waste, rather than petroleum, and is classified under industry standards as a “synthetic diesel.” Their business strategy is to commercialize proprietary methods and processes for diesel production on an industrial scale and to become a leading provider of synthetic diesel in the United States and throughout the World. Biogold Fuels has elected to focus predominately on the diesel industry and has begun to prepare and execute its current business plan. Biogold Fuels expects to execute its business plan by generating revenues from multiple sources; by building and operating its own Biogold Fuels Diesel Production Plants.

To address the anticipated unsatisfied market demand for non-petro diesel, we have worked with partners to develop and/or license our proprietary Biogold Fuels Process, a system of autoclave processing equipment and technologies based on the highly efficient “Catalytic Depolymerization Process”. This process enables accelerated rates of chemical reaction and increased yields with shortened production cycles, among other advantages. Our Biogold Fuels technology as applied to the production of synthetic fuels is the subject of a patent application in the U.S. We are protected as well by issued international patents in multiple jurisdictions. We expect to secure the services of qualified third-party contractors to manufacture the Biogold Fuels Process equipment and to construct the Biogold Fuels Diesel plants.

The business of Biogold Fuels involves a number of risks and uncertainties that could cause the actual results of either company to differ materially from those estimated by management from time to time. Potential risks and uncertainties, include, but are not limited to, such factors as fluctuations in demand for each company’s products or services, changes in regulations affecting Biogold Fuels and its business and products and services, the company’s ability to attract and maintain customers and strategic business relationships, the impact of competitive products and pricing, growth in target markets, the adequacy of the company’s liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Cab-tive’s filings with the United States Securities and Exchange Commission should the Merger transaction contemplated by the Merger Agreement be completed.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Directors and Officers.

Effective as of October 25, 2007, the Company extended, and Steve Racoosin accepted, an offer to become a member of the Board and the Company’s Chief Executive Officer. The appointment of the new director to the Board was taken by the affirmative vote of a majority of the directors of the Board then in office.

Effective as of October 25, 2007, the Company extended, and Chris Barsness accepted, an offer to become the Chief Financial Officer and Secretary of the Company.

Each new director or officer has entered into the Company’s standard indemnification agreement for directors and officers of the Company, which provides, among other things, that the Company will indemnify the director, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as a director of the Company, and otherwise to the full extent permitted under the Company’s bylaws and state law. A form of the indemnification agreement has been attached to this filing as Exhibit 10.1

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Exhibits.

2.1	Agreement and Plan of Merger by and between Cab-tive Advertising, Inc., Cab-tive Acquisition, Inc., and Biogold Fuels Corporation dated October 25, 2007.
10.1	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAB-TIVE ADVERTISING, INC.

Date: October 26, 2007	By:	/s/ Steve Racoosin
Steve Racoosin
Chief Executive Officer